Exhibit 10.4
EXECUTION COPY
          REAFFIRMATION AGREEMENT, dated as of April 24, 2006 (as amended, supplemented or otherwise modified from time to time, this “Reaffirmation”), among Dex Media, Inc., a Delaware corporation (“Parent”), Dex Media East, Inc., a Delaware corporation (“Holdings”), Dex Media East LLC, a Delaware limited liability company (the “Borrower”), Dex Media East Finance Co., a Delaware corporation, Dex Media International, Inc. (f/k/a “LCI International, Inc.”), a Delaware corporation (collectively, the “Reaffirming Parties”), and JPMorgan Chase Bank, N.A., as collateral agent (in such capacity, the “Collateral Agent”) under the Existing Credit Agreement referred to below. All capitalized terms used but not defined herein shall have the respective meanings provided such terms in the Amended Credit Agreement referred to below.
          WHEREAS, Parent, Holdings, the Borrower, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, are parties to the Credit Agreement, dated as of November 8, 2002, as amended and restated as of January 31, 2006 (as amended, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”);
          WHEREAS, each of the Reaffirming Parties is party to one or more of the Loan Documents and the Affiliate Subordination Agreement;
          WHEREAS, pursuant to the First Amendment, dated as of April 24, 2006 (the “First Amendment”), the parties thereto have agreed to amend the Existing Credit Agreement (as amended, the “Amended Credit Agreement”);
          WHEREAS, the execution and delivery of this Reaffirmation is a condition precedent to the effectiveness of the First Amendment; and
          WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the First Amendment becoming effective and the consummation of the transactions contemplated thereby, including the making of the Tranche B Term Loans;
          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
Reaffirmation
          SECTION 1.01.   Reaffirmation. Each of the Reaffirming Parties hereby consents to the First Amendment and the transactions contemplated thereby, including the making of the Tranche B Term Loans, and hereby confirms its respective agreements, guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party and the Affiliate Subordination Agreement, as applicable, and agrees that, notwithstanding the effectiveness of the First Amendment and the making of the Tranche B Term Loans, such agreements, guarantees, pledges and grants of security interests, as applicable, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by the Borrower with Section 5.13 of the Amended Credit Agreement and hereby reaffirms its obligations under each similar provision of each Loan Document to which it is party and the Affiliate Subordination Agreement, as applicable.
          SECTION 1.02.   Amendment and Restatement. On and after the Restatement Effective Date:
     (a)   Each reference, whether direct or indirect, in each Loan Document and the Affiliate Subordination Agreement to the “Credit Agreement” shall mean and be a reference to the Amended Credit Agreement, as the same may be amended, amended and restated, modified or supplemented and in effect from time to time;
     (b)   The definition of any term defined in any Loan Document or the Affiliate Subordination Agreement by reference to the terms defined in the “Credit Agreement” shall be amended to be defined by reference to the defined term in the Amended Credit Agreement, as the same may be amended, amended and restated, modified or supplemented and in effect from time to time.
ARTICLE II
Representations and Warranties
          Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Reaffirmation, as follows:
          SECTION 2.01.   Organization. Such Reaffirming Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.
          SECTION 2.02.   Authority; Enforceability. Such Reaffirming Party has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Reaffirmation and has taken all necessary action to authorize the execution, delivery and performance by it of this Reaffirmation. Such Reaffirming Party has duly executed and delivered this Reaffirmation, and this Reaffirmation constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.
          SECTION 2.03.   Loan Documents. The representations and warranties of such Reaffirming Party contained in each Loan Document and the Affiliate Subordination Agreement, as applicable, are true and correct in all material respects with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
ARTICLE III
Miscellaneous
          SECTION 3.01.   Notices. All notices hereunder shall be given in accordance with Section 9.01 of the Amended Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Amended Credit Agreement.
          SECTION 3.02.   Loan Document. This Reaffirmation is a Loan Document executed pursuant to the Amended Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
          SECTION 3.03.   Effectiveness; Counterparts. This Reaffirmation shall become effective on the date when (i) copies hereof which, when taken together, bear the signatures of each of the Reaffirming Parties and the Collateral Agent have been received by the Administrative Agent (or its counsel) and (ii) the First Amendment has become effective in accordance with its terms. This Reaffirmation may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Reaffirmation may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Reaffirmation by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Reaffirmation.
          SECTION 3.04.   No Novation. Each Reaffirming Party hereby agrees that:
     (a)   all of its obligations and liabilities under the Loan Documents remain in full force and effect on a continuous basis after giving effect to the First Amendment;
     (b)   all of the Liens and security interests created and arising under the Loan Documents remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority as existed prior to the effectiveness of the First Amendment, after giving effect to the First Amendment, as collateral security for the obligations thereunder;
     (c)   all of the obligations and liabilities of the Borrower under the Existing Credit Agreement (i) are continued in full force and effect on a continuous basis, unpaid and undischarged (except to the extent expressly provided in the First Amendment), pursuant to the Amended Credit Agreement and (ii) constitute the same obligations and liabilities under the Amended Credit Agreement (except to the extent expressly provided in the First Amendment).

          SECTION 3.05.   GOVERNING LAW. THIS REAFFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
          SECTION 3.06.   No Other Amendments; Confirmation. Except as expressly set forth herein, no other amendments to any Loan Document are intended hereby and all other provisions of the Loan Documents are and shall remain in full force and effect.

          IN WITNESS WHEREOF, the undersigned have caused this Reaffirmation to be executed and delivered by a duly authorized officer on the date first above written.

DEX MEDIA, INC.

By:	/s/ Robert J. Bush

Name: Robert J. Bush
Title: Vice President and Secretary

DEX MEDIA EAST, INC.

By:	/s/ Robert J. Bush

Name: Robert J. Bush
Title: Vice President and Secretary

DEX MEDIA EAST LLC

By:	/s/ Robert J. Bush

Name: Robert J. Bush
Title: Vice President and Secretary

DEX MEDIA EAST FINANCE CO.

By:	/s/ Robert J. Bush

Name: Robert J. Bush
Title: Vice President and Secretary

DEX MEDIA INTERNATIONAL, INC.

By:	/s/ Robert J. Bush

Name: Robert J. Bush
Title: Vice President and Secretary

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:	/s/ Peter B. Thauer

Name: Peter B. Thauer
Title: Vice President

Signature Page to Reaffirmation Agreement